Earnings per share (Details) - EUR (€) € / shares in Units, € in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Numerators:
Net income attributable to shareholders of FMC-AG & Co. KGaA	€ 1,199,619	€ 1,981,924	€ 1,279,788
Denominators:
Weighted average number of shares outstanding	302,691,397	306,541,706	306,563,400
Potentially dilutive shares	57,892	684,681	719,912
Basic earnings per share	€ 3.96	€ 6.47	€ 4.17
Diluted earnings per share	€ 3.96	€ 6.45	€ 4.16